 Exhibit 99.1

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)

Fiscal year ended November 30, 2019

In thousands (unaudited)

	Quarter Ended March 2, 2019	Quarter Ended June 1, 2019	Quarter Ended August 31, 2019	Quarter Ended November 30, 2019	Year Ended November 30, 2019
Net Revenue
Hygiene, Health and Consumable Adhesives	$319,854	$337,892	$328,420	$342,120	$1,328,286
Engineering Adhesives	$264,372	$303,922	$286,716	$303,393	$1,158,403
Construction Adhesives	$82,790	$111,791	$108,406	$93,593	$396,580
Corporate Unallocated	$5,919	$5,978	$1,834	$-	$13,731
Total H.B. Fuller	$672,935	$759,583	$725,376	$739,106	$2,897,000

Segment Operating Income
Hygiene, Health and Consumable Adhesives	$20,890	$32,048	$32,638	$30,385	$115,961
Engineering Adhesives	$21,986	$39,313	$36,847	$38,153	$136,299
Construction Adhesives	$(1,656)	$8,252	$7,650	$2,411	$16,657
Corporate Unallocated	$(7,008)	$(7,233)	$(10,429)	$(18,253)	$(42,923)
Total H.B. Fuller	$34,212	$72,380	$66,706	$52,696	$225,994

Adjusted EBITDA[1]
Hygiene, Health and Consumable Adhesives	$33,709	$44,845	$45,146	$42,985	$166,685
Engineering Adhesives	$37,574	$54,795	$52,152	$53,332	$197,853
Construction Adhesives	$8,427	$18,272	$17,486	$12,329	$56,514
Corporate Unallocated	$3,141	$3,280	$1,339	$3,532	$11,293
Total H.B. Fuller	$82,851	$121,192	$116,123	$112,178	$432,345

Adjusted EBITDA Margin[1]
Hygiene, Health and Consumable Adhesives	10.5%	13.3%	13.7%	12.6%	12.5%
Engineering Adhesives	14.2%	18.0%	18.2%	17.6%	17.1%
Construction Adhesives	10.2%	16.3%	16.1%	13.2%	14.3%
Corporate Unallocated	NMP	NMP	NMP	NMP	NMP
Total H.B. Fuller	12.3%	16.0%	16.0%	15.2%	14.9%

[1] Adjusted net income attributable to H.B. Fuller, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted net income attributable to H.B. Fuller is defined as net income before specific adjustments. Adjusted EBITDA is defined as net income before interest, income taxes, depreciation, amortization and specific adjustments. Adjusted EBITDA margin is defined as adjusted EBITDA divided by net revenue. The following tables provide a reconciliation of adjusted net income attributable to H.B. Fuller, adjusted EBITDA and adjusted EBITDA margin to net income attributable to H.B. Fuller, the most directly comparable financial measure determined and reported in accordance with U.S. GAAP.

NMP = non-meaningful percentage

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Hygiene, Health and	Engineering	Construction		Corporate	H.B. Fuller
	Consumable Adhesives	Adhesives	Adhesives	Total	Unallocated	Consolidated

Year Ended November 30, 2019
Net income attributable to H.B. Fuller	$121,237	$140,678	$20,663	$282,578	$(151,761)	$130,817

Adjustments:
Acquisition project costs	-	-	-	-	2,204	2,204
Organizational realignment	-	-	-	-	7,647	7,647
Royal restructuring and integration	-	-	-	-	787	787
Tax reform	-	-	-	-	132	132
Project ONE	-	-	-	-	4,115	4,115
Other	-	-	-	-	7,964	7,964

Adjusted net income attributable to H.B. Fuller[1]	121,237	140,678	20,663	282,578	(128,912)	153,666

Add:
Interest expense	-	-	-	-	103,287	103,287
Interest income	-	-	-	-	(12,178)	(12,178)
Income taxes	-	-	-	-	47,465	47,465
Depreciation and amortization expense	45,448	57,175	35,851	138,474	1,631	140,105
Adjusted EBITDA[1]	$166,685	$197,853	$56,514	$421,052	$11,293	$432,345

Revenue	$1,328,286	$1,158,403	$396,580	$2,883,269	$13,731	$2,897,000
Adjusted EBITDA Margin[1]	12.5%	17.1%	14.3%	14.6%	NMP	14.9%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Hygiene, Health and	Engineering	Construction		Corporate	H.B. Fuller
	Consumable Adhesives	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended March 2, 2019
Net income attributable to H.B. Fuller	$22,236	$23,065	$(669)	$44,632	$(32,388)	$12,244

Adjustments:
Acquisition project costs	-	-	-	-	84	84
Organizational realignment	-	-	-	-	350	350
Royal restructuring and integration	-	-	-	-	4,365	4,365
Tax reform	-	-	-	-	55	55
Project ONE	-	-	-	-	813	813
Other	-	-	-	-	(392)	(392)

Adjusted net income attributable to H.B. Fuller[1]	22,236	23,065	(669)	44,632	(27,113)	17,519

Add:
Interest expense	-	-	-	-	26,807	26,807
Interest income	-	-	-	-	(3,053)	(3,053)
Income taxes	-	-	-	-	6,050	6,050
Depreciation and amortization expense	11,473	14,509	9,096	35,078	450	35,528
Adjusted EBITDA[1]	$33,709	$37,574	$8,427	$79,710	$3,141	$82,851

Revenue	$319,854	$264,372	$82,790	$667,016	$5,919	$672,935
Adjusted EBITDA Margin[1]	10.5%	14.2%	10.2%	12.0%	NMP	12.3%

	Hygiene, Health and	Engineering	Construction		Corporate	H.B. Fuller
	Consumable Adhesives	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended June 1, 2019
Net income attributable to H.B. Fuller	$33,397	$40,397	$9,236	$83,030	$(46,389)	$36,641

Adjustments:
Acquisition project costs	-	-	-	-	539	539
Organizational realignment	-	-	-	-	1,444	1,444
Royal restructuring and integration	-	-	-	-	4,761	4,761
Tax reform	-	-	-	-	-	-
Project ONE	-	-	-	-	1,236	1,236
Other	-	-	-	-	1,015	1,015

Adjusted net income attributable to H.B. Fuller[1]	33,397	40,397	9,236	83,030	(37,394)	45,636

Add:
Interest expense	-	-	-	-	26,940	26,940
Interest income	-	-	-	-	(3,023)	(3,023)
Income taxes	-	-	-	-	16,371	16,371
Depreciation and amortization expense	11,448	14,398	9,036	34,882	386	35,268
Adjusted EBITDA[1]	$44,845	$54,795	$18,272	$117,912	$3,280	$121,192

Revenue	$337,892	$303,922	$111,791	$753,605	$5,978	$759,583
Adjusted EBITDA Margin[1]	13.3%	18.0%	16.3%	15.6%	NMP	16.0%

H.B. Fuller Segment Financial Information (Restated for Segment Realignment)

Regulation G Reconciliation

In thousands (unaudited)

	Hygiene, Health and	Engineering	Construction		Corporate	H.B. Fuller
	Consumable Adhesives	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended August 31, 2019
Net income attributable to H.B. Fuller	$33,934	$38,014	$8,662	$80,610	$(30,892)	$49,718

Adjustments:
Acquisition project costs	-	-	-	-	1,535	1,535
Organizational realignment	-	-	-	-	(684)	(684)
Royal restructuring and integration	-	-	-	-	(9,132)	(9,132)
Tax reform	-	-	-	-	-	-
Project ONE	-	-	-	-	1,130	1,130
Other	-	-	-	-	1,660	1,660

Adjusted net income attributable to H.B. Fuller[1]	33,934	38,014	8,662	80,610	(36,383)	44,227

Add:
Interest expense	-	-	-	-	25,607	25,607
Interest income	-	-	-	-	(3,115)	(3,115)
Income taxes	-	-	-	-	14,798	14,798
Depreciation and amortization expense	11,212	14,138	8,824	34,174	432	34,606
Adjusted EBITDA[1]	$45,146	$52,152	$17,486	$114,784	$1,339	$116,123

Revenue	$328,420	$286,716	$108,406	$723,542	$1,834	$725,376
Adjusted EBITDA Margin[1]	13.7%	18.2%	16.1%	15.9%	NMP	16.0%

	Hygiene, Health and	Engineering	Construction		Corporate	H.B. Fuller
	Consumable Adhesives	Adhesives	Adhesives	Total	Unallocated	Consolidated

Quarter Ended November 30, 2019
Net income attributable to H.B. Fuller	$31,670	$39,202	$3,435	$74,307	$(42,093)	$32,214

Adjustments:
Acquisition project costs	-	-	-	-	45	45
Organizational realignment	-	-	-	-	6,535	6,535
Royal restructuring and integration	-	-	-	-	1,957	1,957
Tax reform	-	-	-	-	76	76
Project ONE	-	-	-	-	937	937
Other	-	-	-	-	4,520	4,520

Adjusted net income attributable to H.B. Fuller[1]	31,670	39,202	3,435	74,307	(28,023)	46,284

Add:
Interest expense	-	-	-	-	23,933	23,933
Interest income	-	-	-	-	(2,987)	(2,987)
Income taxes	-	-	-	-	10,246	10,246
Depreciation and amortization expense	11,315	14,130	8,894	34,339	363	34,702
Adjusted EBITDA[1]	$42,985	$53,332	$12,329	$108,646	$3,532	$112,178

Revenue	$342,120	$303,393	$93,593	$739,106	$-	$739,106
Adjusted EBITDA Margin[1]	12.6%	17.6%	13.2%	14.7%	NMP	15.2%

4